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                                                                    EXHIBIT 31-B

                                  CERTIFICATION

I, David A. Shadduck, certify that:

                  1. I have reviewed this annual report on Form 10-K of TruServ Corporation;

                  2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

                  3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of TruServ as of, and for, the periods presented in this annual report;

                  4. TruServ's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for TruServ and have:

                  a. designed such disclosure controls and procedures to ensure that material information relating to TruServ, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

                  b. evaluated the effectiveness of TruServ's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  c. disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting;

                  5. TruServ's other certifying officer and I have disclosed, based on our most recent evaluation, to TruServ's auditors and the audit committee of TruServ's board of directors:

                  a. all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect TruServ's ability to record, process, summarize and report financial information; and

                  b. any fraud, whether or not material, that involves management or other employees who have a significant role in TruServ's internal control over financial reporting.



                                       TRUSERV CORPORATION



                                       By: /s/ DAVID A. SHADDUCK
                                          --------------------------------------
                                                   David A. Shadduck
                                                Senior Vice President and
                                                 Chief Financial Officer


Date: March 5, 2004